Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (date of earliest event reported):

October 25, 2007

NaturalNano, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place

Pittsford, New York 14534

(Address of principal executive offices)

(585) 267-4850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 25, 2007, we issued a press release “NaturalNano Introduces Next Generation Additive, Pleximer-N” announcing that Pleximer-N™, a new nylon-based additive product, has completed final manufacturing-scale validation and is available for purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release.  This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release entitled “NaturalNano Introduces Next Generation Additive, Pleximer-N” issued by NaturalNano, Inc. on October 25, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO, INC.

/s/ Kent A. Tapper
Date: October 25, 2007	Kent A. Tapper
Chief Financial Officer